UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 07, 2022

Sonendo, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40988	20-5041718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26061 Merit Circle, Suite 102
Laguna Hills, CA 92653, California		92653
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 949 7663636

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 6, 2022, Sonendo, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to its Amended and Restated Credit Agreement and Guaranty, dated August 23, 2021, by and among the Company, the subsidiary guarantors named therein, the lenders party thereto and Perceptive Credit Holdings III, LP (the “Credit Agreement”).

The Amendment extends the Tranche 2 Borrowing Date deadline from December 31, 2021 to September 30, 2022, subject to the Company having generated at least $36,000,000 in revenue for the 12 consecutive month period most recently ended prior to the Tranche 2 Borrowing Date.

The Amendment also extends the Tranche 3 Borrowing Date deadline from March 31, 2022 to June 30, 2023, subject to (i) the Company having generated at least $46,000,000 in revenue for the 12 consecutive month period most recently ended prior to the Tranche 3 Borrowing Date; and (ii) the closing market capitalization of the Company being at least $100 million on each trading day of the period of 15 consecutive trading days ending on the business day the borrowing notice for the Tranche 3 Loan is delivered to the Lender.

As a condition to entering into the Amendment, on April 6, 2022, the Company amended the warrants previously issued to Perceptive Credit Holdings III, LP and certain of its affiliates under the Credit Agreement to purchase an aggregate of 304,105 shares of the Company’s common stock (the “Existing Warrants”). The Existing Warrants were amended solely to reduce the exercise price of the Existing Warrants to $12.00 per share (as amended, the “Replacement Warrants”).

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference and the form of Replacement Warrant which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K related to the Amendment is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K related to the Replacement Warrants is incorporated herein by reference. The Replacement Warrants were issued in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description
4.1	Form of Credit Agreement Warrant to Purchase Stock
4.2	Schedule to Exhibit 4.1 - Form of Credit Agreement Warrant to Purchase Stock
10.1	Amendment No. 1 to Amended and Restated Credit Agreement and Guaranty
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonendo, Inc.

Date:	April 7, 2022	By:	/s/ Bjarne Bergheim
Bjarne Bergheim President and Chief Executive Officer